SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.____)

Filed by the Registrant                               |X|
Filed by a Party other than the Registrant            |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                               AMERIPRIME FUNDS
                               ----------------
                  (Name of Registrant as Specified in Its Charter)


        (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and 0-11.
      1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      5)    Total fee paid:

            --------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            --------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3)    Filing Party:

            --------------------------------------------------------------------

      4)    Date Filed:

            --------------------------------------------------------------------

                                 GLOBALT GROWTH FUND

                           1793 KINGSWOOD DRIVE, SUITE 200
                               SOUTHLAKE, TEXAS 76092

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                              TO BE HELD JUNE 30, 2000

Dear Shareholders:

  The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Globalt Growth Fund series of the Trust, to be held at 175 Westwood, Southlake, Texas 76092 on June 30, 2000 at 10 a.m., Central Standard Time, for the following purposes:

1. Approval of a new management agreement between the Trust (on behalf of the GLOBALT Growth Fund) and GLOBALT, Inc., the GLOBALT Growth Fund's current investment adviser. NO FEE INCREASE IS PROPOSED.

2. Ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent public accountants for the GLOBALT Growth Fund for the fiscal year ending October 31, 2000.

3. Transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

      Shareholders  of  record  at the  close of  business  on May 31,  2000 are
entitled  to  notice  of,  and  to  vote  at,  the   special   meeting  and  any
adjournment(s) or postponement(s) thereof.

                                              By Order of the Board of Trustees

                                                /s/

                                              KENNETH D. TRUMPFHELLER
                                              Secretary

June 15, 2000

                               YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR BY FAXING IT TO 317-266-8756, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               GLOBALT GROWTH FUND

                         1793 KINGSWOOD DRIVE, SUITE 200

                               SOUTHLAKE, TEXAS 76092

                                    ------------

                                   PROXY STATEMENT

                                    ------------

                           SPECIAL MEETING OF SHAREHOLDERS

                              TO BE HELD JUNE 30, 2000

                                    ------------

      INTRODUCTION

      THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF AMERIPRIME FUNDS (the "Trust"), on behalf of the GLOBALT Growth Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 175 Westwood, Southlake, Texas 76092 on June 30, 2000 at 10 a.m., Central Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about June 15, 2000.

      Angela Z. Allen currently owns 51% of GLOBALT, Inc., the Fund's investment adviser. Samuel E. Allen, her husband, and others have agreed to purchase her shares, resulting in a change of control of the adviser. Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The Investment Company Act further provides that an investment advisory agreement will automatically terminate in the event of an assignment. As a result, the shareholders are being asked to consider the following proposals:

      1. Approval of a new management agreement between the Trust (on behalf of the Fund) and GLOBALT, Inc..

      2. Ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent public accountants for the Fund for the fiscal year ending October 31, 2000.

      3. Transaction of any other business, not currently contemplated, that may properly come before the meeting or any adjournment thereof.

       A COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS AVAILABLE AT NO CHARGE BY MAKING A WRITTEN REQUEST DIRECTED TO MR. KENNETH D. TRUMPFHELLER, SECRETARY, AMERIPRIME FUNDS, 1793 KINGSWOOD DRIVE, SUITE 200, SOUTHLAKE, TEXAS 76092 OR BY CALLING THE FUND AT 1-877-289-4769.

                                   PROPOSAL 1

                 NEW MANAGEMENT AGREEMENT WITH GLOBALT, INC.

BACKGROUND

       Angela Z. Allen currently owns 51% of the shares of GLOBALT, Inc. Accordingly, Angela Allen is deemed a "controlling person" of the Fund's investment adviser, pursuant to the Investment Company Act. Samuel E. Allen has agreed to purchase most of Angela Allen's shares. Upon this acquisition, he will own 62.5% of GLOBALT, Inc., and Samuel Allen will become a "controlling person" of GLOBALT, Inc. The remainder of Angela Allen's shares will be purchased by employees of GLOBALT, Inc.

      Under the Investment Company Act, a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The Investment Company Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Samuel Allen's acquisition of additional shares of GLOBALT, Inc. constitutes a "change in control" of GLOBALT Inc. for purposes of the Investment Company Act and will cause the "assignment" and resulting termination of the present management agreement.

THE PRESENT MANAGEMENT AGREEMENT

      GLOBALT Inc. currently provides investment advisory services to the Fund pursuant to a management agreement between the Trust and GLOBALT, Inc. The agreement requires GLOBALT Inc. to furnish an investment program for the Fund and to determine which securities to purchase and sell and what portion of the Fund's assets to keep uninvested.

      The management agreement, dated November 1, 1995, was approved by the shareholders in 1995 upon the formation of the Fund. The present management agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act, of GLOBALT, Inc., (the "Independent Trustees"), on September 22, 1999. GLOBALT, Inc. currently receives an advisory fee of 1.17% of the average daily net assets of the Fund pursuant to the present management agreement. During the fiscal year ended October 31, 1999, the Fund paid to GLOBALT, Inc. advisory fees of $116,771.

THE NEW MANAGEMENT AGREEMENT.
----------------------------

      The Fund will enter into a new management agreement with GLOBALT, Inc. The terms and conditions of the new management agreement are substantially identical in all material respects to those of the present management agreement, with the following exceptions:

o     For  the  new   management   agreement,   the   date  of  its   execution,
      effectiveness, and termination are changed.

o For the new management agreement, the description of the expenses paid by the Fund has been revised to clarify that the Fund pays all of its borrowing costs (including dividend expense on securities sold short), not just interest expense.

o The Fund's present management agreement requires GLOBALT, Inc. to pay all distribution expenses of the Fund, including expenses incurred pursuant to any distribution plan under Rule 12b-1 of the Investment Company Act ("12b-1 Plan"). The new management agreement for the Fund requires the Fund to pay its 12b-1 Plan expenses. This change would permit the Fund to add a new class of shares in the future with a 12b-1 Plan, and the new class would pay its 12b-1 Plan expenses. YOU SHOULD NOTE THAT THIS CHANGE IN THE PROPOSED MANAGEMENT AGREEMENT WILL HAVE NO IMPACT ON YOUR SHARES. The management fee will be unchanged, and no distribution expenses can be borne by the existing class of shares of the Fund unless the shareholders of the class approve a 12b-1 Plan. NO 12B-1 PLAN IS CONTEMPLATED FOR THE EXISTING CLASS OF THE FUND AT THIS TIME.

      Under the new management agreement, GLOBALT, Inc. will select portfolio securities for investment by the Fund, purchase and sell securities of the Fund, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the Investment Company Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to GLOBALT, Inc., and the investment objective, policies and restrictions of the Fund.

      GLOBALT, Inc. will receive from the Fund a fee at an annual rate of 1.17% of the average value of the daily net assets of the Fund. This is the same fee that GLOBALT, Inc. currently receives from the Fund under the present management agreement.

      If the new management agreement is approved by shareholders of the Fund prior to the change of control of GLOBALT, Inc., the new management agreement will become effective when the change of control is completed. If a new management agreement is approved by shareholders of the Fund after the change of control, the new management agreement will become effective upon shareholder approval. The new management agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The new management agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by GLOBALT, Inc. The new management agreement automatically terminates in the event of its assignment.

      The new management agreement provides that GLOBALT, Inc. shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from GLOBALT, Inc.'s willful misfeasance, bad faith or gross negligence, or GLOBALT, Inc.'s reckless disregard of its obligations.

       The new management agreement for the Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new management agreement is only a summary.

       Samuel Allen's acquisition of additional shares of GLOBALT, Inc., and the subsequent change in control of GLOBALT, Inc. is anticipated to occur on or about June 30, 2000. In the event that shareholder approval for the new management agreement is not obtained by June 30, 2000, it is anticipated that the acquisition will be postponed and the Meeting will be adjourned. The Board of Trustees will continue to solicit shareholder votes until the new management agreement is approved.

INFORMATION CONCERNING GLOBALT, INC.

      GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305, currently serves as investment adviser to the Fund. GLOBALT, Inc. manages large capitalization equity, medium capitalization equity, balanced and fixed income portfolios for a variety of tax-exempt and taxable clients. Angela Allen beneficially owns 51% of GLOBALT, Inc. Samuel Allen beneficially owns 20% of GLOBALT, Inc. Cumulatively, Angela and Samuel Allen beneficially own 71% of GLOBALT, Inc.

      The table below gives the name and principal occupation of each current director and the principal executive officers of GLOBALT, Inc. The mailing address for each person is 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305. As a result of the acquisition, Angela Allen will no longer serve as Chairman, or be a Director, of GLOBALT, Inc.

NAME                    POSITION WITH GLOBALT, INC.         PRINCIPAL
OCCUPATION

Angela Z. Allen         Chairman and Director               Not employed

Samuel E. Allen         Director and                        Chief Executive Officer and
                        Chief Executive Officer             Portfolio Manager

Gary E. Fullam          Chief Investment Officer            Chief Investment Officer and
                                                            Portfolio Manager

Fredric A. Mann         Chief Financial Officer             Chief Financial Officer
                        and Chief Compliance Officer        and Chief Compliance Officer

Michelle M. Miljanich   Chief Administrative Officer        Chief Administrative Officer

Gregory S. Paulette     Senior Vice-President               Portfolio Manager

William J. Roach, Jr.   President                           Chief Operating Officer

Bennett H. Woodward     Senior Vice-President               Portfolio Manager

EVALUATION BY THE BOARD OF TRUSTEES.
-----------------------------------

      The Board has determined that continuity and efficiency of portfolio management services after the change of control of GLOBALT, Inc. can best be assured by approving the new management agreement. The Board believes that the new management agreement will enable the Trust to continue to obtain advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the new management agreement is in the best interests of the Trust and the shareholders of the Fund.

      At a meeting of the Board of Trustees held on May 24, 2000, the Board, including the Independent Trustees, evaluated the proposed acquisition of a controlling interest in GLOBALT, Inc. by Samuel Allen. In evaluating the acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by GLOBALT, Inc., including financial information.

      Based on its review, the Board of Trustees believes that the terms of the acquisition are fair to, and in the best interests of, the Trust and the Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new management agreement. In making this recommendation, the Trustees primarily evaluated: (1) the experience, reputation, qualifications and background of GLOBALT, Inc.'s investment personnel; (2) the nature and quality of operations and services that GLOBALT, Inc. is expected to provide the Fund with no change in fees; (3) the benefits of continuity in services to be provided after the acquisition; and (4) the fact that the acquisition will not change the portfolio managers of the Fund.

      The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including, but not limited to: (1) the performance of the Fund since commencement of its operations; (2) the distinct investment objective and policies of the Fund, (3) that the compensation to be paid under the new management agreement will be the same as the rate paid under the current management agreement; (4) that the terms of the new management agreement are substantially identical to the terms of the current management agreement; (5) the financial condition of GLOBALT, Inc.; and (6) the commitment of GLOBALT Inc. to pay or reimburse the Trust for expenses incurred in connection with the acquisition. The Trustees took into consideration that the proposed management agreement would enable the Fund to add a new class of shares without incurring the expense of holding an additional shareholder meeting.

      The Board viewed as significant the representation of GLOBALT, Inc. that the same persons who are presently responsible for the investment advisory operations of the Fund will continue in such positions following the acquisition, that no changes in the investment adviser's method of operation or location are expected, and that no diminution of the scope and quality of advisory services provided to the Fund will result from the acquisition.

      As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new management agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreement and voted to recommend it to shareholders for approval.

  THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED
                              MANAGEMENT AGREEMENT

                                   PROPOSAL 2

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      McCurdy & Associates CPA's, Inc. has been selected by the unanimous vote of the Board of Trustees, including the Independent Trustees, as the independent public accountants for the Fund for the current fiscal year ending October 31, 2000. The employment of McCurdy & Associates CPA's, Inc. is conditioned upon the right of the Fund, by a vote of a majority of the Fund's outstanding shares, to terminate the employment without any penalties. If the Fund's shareholders do not ratify the selection of McCurdy & Associates CPA's, Inc., other certified public accountants will be considered for selection for the Fund by the Board of Trustees.

      Representatives of McCurdy & Associates CPA's, Inc. are not expected to be present at the meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of McCurdy & Associates CPA's, Inc. are present, they will be available to respond to appropriate questions from shareholders.

  THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF

                        MCCURDY & ASSOCIATES CPA'S, INC.

                              OPERATION OF THE FUND

      The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305 as its investment adviser. The Trust retains AmeriPrime Financial Services, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 to act as the principal distributor of the Fund's shares. The Trust retains Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to serve as transfer agent, dividend paying agent, and shareholder services agent for the Fund.

                                    THE PROXY

      The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (1) for approval of the proposed new management agreement for the Fund,
(2) for the ratification of the selection of McCurdy & Associates CPA's, Inc. as the Fund's independent public accountant, and (3) at the discretion of the holders of the proxy, in accordance with the recommendations of the Board of Trustees, if any, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by
(1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

      The Board of Trustees fixed the close of business on May 31, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 995,726.486 shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of the Fund is necessary to constitute a quorum for the Fund at the Meeting.

      An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed management agreement for the Fund. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. The affirmative vote of a simple majority of the voted shares of the Fund is required to ratify the selection of McCurdy & Associates CPA's, Inc. for the Fund.

      Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. However, with respect to the ratification of the selection of McCurdy & Associates CPA's, Inc., they will have no effect on its approval or disapproval because approval requires a majority of voted shares.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information, as of the Record Date, with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

      NAME AND ADDRESS OF                     AMOUNT OF SHARES           PERCENT

       BENEFICIAL OWNER                      BENEFICIALLY OWNED          OF FUND
       ----------------                      ------------------          -------
Lorraine & Lloyd Glidden Foundation               82,616.051               8.30%
3400 Peachtree Road, NE, Suite 1735
Atlanta, Georgia 30326


      As of the Record Date, each Trustee and officer of the Trust beneficially owned less than 1% of the outstanding shares of the Fund, and all Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

                                SHAREHOLDER PROPOSALS

      The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Kenneth D. Trumpfheller, Secretary, AmeriPrime Funds, 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092.

                                COST OF SOLICITATION

      The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by GLOBALT, Inc. In addition to solicitation by mail, GLOBALT, Inc. will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and GLOBALT, Inc. may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                    OTHER MATTERS

      The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, in accordance with the recommendations of the Board of Trustees, if any, and discretionary authority to do so is included in the proxy.

                                             BY ORDER OF THE BOARD OF TRUSTEES

                                                /s/


                                             Kenneth D. Trumpfheller
                                             Secretary

Dated June 15, 2000


Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to 317-266-8756.

                                                                       EXHIBIT A

                              MANAGEMENT AGREEMENT

TO:   GLOBALT, Inc.
      3060 Peachtree Road, N.W.
      One Buckhead Plaza, Suite 225
      Atlanta, Georgia  30305

Dear Sirs:

      AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

      The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is GLOBALT Growth Fund (the "Fund").

      You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

      1.    ADVISORY SERVICES
            -----------------

            You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

      2.    ALLOCATION OF CHARGES AND EXPENSES
            ----------------------------------

            You will pay all  operating  expenses  of the  Fund,  including  the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the"1940 Act")); and all other operating expenses not specifically assumed by the Fund.

            The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

      3.    COMPENSATION OF THE ADVISER
            ---------------------------

            For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.17% of the average value of its daily net assets.

      The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

      4.    EXECUTION OF PURCHASE AND SALE ORDERS
            -------------------------------------

            In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

            You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

            Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

            Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

      5.    LIMITATION OF LIABILITY OF ADVISER
            ----------------------------------

            You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

            Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

      6.    DURATION AND TERMINATION OF THIS AGREEMENT
            ------------------------------------------

            This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

            This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

      7.    USE OF NAME
            -----------

            The Trust and you acknowledge that all rights to the name "GLOBALT" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "GLOBALT" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "GLOBALT" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

      8.    AMENDMENT OF THIS AGREEMENT
            ---------------------------

            No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

      9.    LIMITATION OF LIABILITY TO TRUST PROPERTY
            -----------------------------------------

            The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

      10.   SEVERABILITY

            In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

      11.   QUESTIONS OF INTERPRETATION
            ---------------------------

            (a) This Agreement shall be governed by the laws of the State of Ohio.

            (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

            (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

      12.   NOTICES

            Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1793 Kingswood Drive, Suite 200, Southlake, TX 76092, and your address for this purpose shall be 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305.

      13.   COUNTERPARTS

            This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      14.   BINDING EFFECT
            --------------

            Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

      15.   CAPTIONS

            The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                          Yours very truly,
ATTEST:

                                          AmeriPrime Funds

By: _______________________________       By: ______________________________
Name/Title                                Kenneth D. Trumpfheller, President

                                          Dated: ___________, 2000

                                   ACCEPTANCE

      The foregoing Agreement is hereby accepted.

ATTEST:

                                          GLOBALT, Inc.

By: ______________________________        By: ______________________________
Name/Title                                Name/Title

                                          Dated: ___________, 2000

PROXY

                                 GLOBALT GROWTH FUND
                           SPECIAL MEETING OF SHAREHOLDERS

                                    JUNE 30, 2000

      The undersigned shareholder of the GLOBALT Growth Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Kenneth D. Trumpfheller and Robert A. Chopyak, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 175 Westwood, Southlake, Texas 76092, on June 30, 2000 at 10 a.m. Central Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

1.    APPROVAL OF NEW MANAGEMENT AGREEMENT WITH GLOBALT, INC.

                  |_| FOR    |_| AGAINST         |_| ABSTAIN

      2. RATIFICATION OF THE SELECTION OF MCCURDY & ASSOCIATES CPA'S, INC. AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

                  |_| FOR    |_| AGAINST         |_| ABSTAIN

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON PROPOSALS 1 AND 2. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________  DATED:________, 2000
                                        ----------------------------------------
(Number of Shares)                              (Please Print Your Name)


                                        ----------------------------------------
                                          (Signature of Shareholder)


                                        ----------------------------------------
                                          (Please Print Your Name)


                                        ----------------------------------------
                                          (Signature  of  Shareholder)   (Please
                                          date this  proxy and sign your name as
                                          it appears  on the  label.  Executors,
                                          administrators,  trustees, etc. should
                                          give  their  full  titles.  All  joint
                                          owners should sign.)

      THIS PROXY IS  SOLICITED ON BEHALF OF THE TRUST'S  BOARD OF TRUSTEES,  AND
        MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY

         BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE
                                      MEETING.